UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 23, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2011, VIVUS, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the investors named therein, QVT Fund LP, Quintessence Fund L.P., OrbiMed Advisors, LLC and Suttonbrook Capital Management (the “Investors”), relating to the public offering and sale of 6,889,098 shares of the Company’s common stock (the “Offering”) at a price per share of $6.65, which will result in $45.8 million in gross proceeds to the Company before deducting an estimated $562,000 in fees and expenses related to the Offering.  The sale of such shares is expected to close on August 24, 2011 subject to customary closing conditions.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The shares are being offered and sold pursuant to a prospectus supplement dated August 23, 2011 to the Company’s effective shelf registration statement on Form S-3ASR (Registration No. 333-161948) (the “Registration Statement”), including the prospectus dated September 16, 2009 contained therein. A copy of the opinion of Hogan Lovells US LLP relating to the legality of the issuance and sale of the securities in this offering is attached as Exhibit 5.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding our expectations regarding the completion and anticipated proceeds of the public offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties related to the satisfaction of the conditions to the closing of the public offering. Risk factors related to us and our business are discussed under “Risk Factors” and elsewhere in our prospectus supplement dated August 23, 2011 with respect to the offering described above, Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 and other filings with the Securities and Exchange Commission. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 8.01. Other Events.

On August 23, 2011, VIVUS, Inc. issued a press release titled “VIVUS Announces $45.8 Million Registered Direct Offering of Common Stock.”  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

On August 23, 2011, pursuant to Rule 424(b)(5) under the Securities Act, the Company filed a prospectus supplement to the Registration Statement describing the Offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Hogan Lovells US LLP.
10.1	Securities Purchase Agreement, dated as of August 23, 2011, by and among the Company and the investors named therein.
23.1	Consent of Hogan Lovells US LLP. (included in Exhibit 5.1)
99.1	Press Release dated August 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIVUS, Inc.

Date: August 23, 2011	By:	/s/ Lee. B. Perry
Lee B. Perry Vice-President and Chief Accounting Officer

EXHIBIT INDEX

Number	Description

5.1	Opinion of Hogan Lovells US LLP.
10.1	Securities Purchase Agreement, dated as of August 23, 2011, by and among the Company and the investors named therein.
23.1	Consent of Hogan Lovells US LLP. (included in Exhibit 5.1)
99.1	Press Release dated August 23, 2011.